UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 22, 2012

SYNNEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive Fremont, California		94538
(Address of principal executive offices)		(Zip Code)
(510) 656-3333
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On February 22, 2012, SYNNEX Corporation (“SYNNEX”) issued a press release announcing the appointment of Hau Lee, Thomas Wurster and Dennis Polk as members of the SYNNEX Board of Directors on February 22, 2012. Also, Mr. Lee was appointed to the Audit Committee and Mr. Wurster was appointed to the Compensation Committee. Messrs. Lee and Wurster will each receive the same compensation currently paid to SYNNEX' non-employee directors as described in its proxy statement filed in connection with the 2012 Annual Meeting of Stockholders. As Mr. Polk also serves as SYNNEX' Chief Operating Officer, he will not receive any additional compensation for his service on the SYNNEX Board of Directors.
The full text of SYNNEX' press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated February 22, 2012.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 22, 2012

SYNNEX CORPORATION

By:	/s/ Simon Y. Leung
Simon Y. Leung
Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated February 22, 2012.

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